Income Taxes - Schedule of Profit and Loss from Continuing Operations Before Income Taxes and Components of Current and Deferred Income Tax Expense (Detail) - USD ($) $ in Thousands	3 Months Ended		6 Months Ended
	Jun. 30, 2016	Jun. 30, 2015	Jun. 30, 2016	Jun. 30, 2015
Income Tax Disclosure [Abstract]
Income before income taxes	$ 11,581	$ 6,890	$ 22,247	$ 14,079
Income tax (expense)	$ (3)	$ (3)	$ (6)	$ (6)
Effective tax rate	0.00%	0.00%	0.00%	0.00%